UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

Ocuphire Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37000 Grand River Avenue, Suite 120 Farmington Hills, MI	48335
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 957-9024

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OCUP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2023 annual meeting of stockholders of the Company held on June 6, 2023 (the “Annual Meeting”), stockholders (i) elected six directors to the Company’s Board to serve a one-year term until the 2024 annual meeting of stockholders, (ii) ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and (iii) approved, on an advisory basis, to conduct an advisory vote on the frequency of future advisory votes on executive compensation every year.

A total 11,228,343 shares of the Company’s common stock were present at the meeting, by remote communication or represented by proxy, which represents approximately 53.60% of the shares of common stock outstanding as of the record date for the Annual Meeting.

The results of the voting are shown below:

Proposal 1 - Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Cam Gallagher	4,488,270	1,652,200	5,087,873
Sean Ainsworth	5,370,425	770,045	5,087,873
James Manuso	5,318,419	822,051	5,087,873
Richard Rodgers	4,538,415	1,602,054	5,087,873
Susan Benton	5,351,488	788,982	5,087,873
Jay Pepose	5,314,552	825,918	5,087,873

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstain
11,172,192	19,672	36,479

Proposal 3 - Advisory Recommendation on the Frequency of an Advisory Vote on Named Executive Officer Compensation

One Year	Two Years	Three Years	Votes Abstain
4,180,454	293,529	1,447,777	218,710

For Proposal 3, “every year” received the affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the 2023 annual meeting of stockholders and entitled to vote. In light of such result, the Board of Directors has determined that the Company will implement an advisory vote on executive officer compensation every year until the next required advisory vote on such frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCUPHIRE PHARMA, INC.

	By:	/s/ Richard Rodgers
Richard Rodgers
Interim President and Chief Executive Officer
Date: June 8, 2023